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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JUNE 14, 2001

                            PER-SE TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                      000-19480                58-1651222
       (State or Other             (Commission File No.)        (IRS Employer
Jurisdiction of Incorporation)                               Identification No.)

     2840 MT. WILKINSON PARKWAY, ATLANTA, GEORGIA                  30339
       (Address of Principal Executive Offices)                  (Zip Code)


       Registrant's Telephone Number, Including Area Code: (770) 444-5300


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



                        Exhibit Index Located on Page: 4
                            Total Number of Pages: 5


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  On June 14, 2001, following a competitive review and request for proposal process in which a number of nationally recognized accounting firms were requested to participate, the Registrant dismissed PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as the Registrant's principal accountants and engaged Ernst & Young LLP as the Registrant's new principal accountants. The decision to change accountants was recommended by the Audit Committee of the Registrant's Board of Directors (the "Board") and approved by the Board.

                  The reports of PricewaterhouseCoopers on the Registrant's financial statements for the two fiscal years ended December 31, 1999 and 2000 do not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's December 31, 1999 and 2000 fiscal years and the subsequent interim periods preceding the date of the Registrant's change in principal accountants, there were no disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure as described in paragraph (a)(1)(iv) and Instructions 4 and 5 of Item 304 of the Securities and Exchange Commission's Regulation S-K, and there were no "reportable events" as described in paragraph (a)(1)(v) of Item 304.

                  The Registrant has provided PricewaterhouseCoopers with a copy of the above statements and has requested that PricewaterhouseCoopers furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not PricewaterhouseCoopers agrees with those statements. A copy of that letter, dated June 20, 2001, is filed as Exhibit 16 to this Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

       (c)        Exhibits

Exhibit
  No.                          Description
-------                        -----------
  16              Letter from PricewaterhouseCoopers LLP.

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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 21, 2001


                                      PER-SE TECHNOLOGIES, INC.



                                      By:   /s/ CHRIS E. PERKINS
                                          --------------------------------------
                                           Chris E. Perkins
                                           Executive Vice President and
                                           Chief Financial Officer



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                                  EXHIBIT INDEX

            EXHIBIT
              NO.                               DESCRIPTION
            --------                            -----------
              16                  Letter from PricewaterhouseCoopers LLP.